                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported): JULY 3, 2002
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                            MCK COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                 000-27703                    06-1555163
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


           117 KENDRICK STREET, NEEDHAM, MASSACHUSETTS       02494
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              (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (617) 454-6100
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ITEM 5.  OTHER EVENTS.

On June 27, 2002, MCK Communications, Inc., a Delaware corporation, issued a press release which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         99.1     Press Release dated June 27, 2002 of MCK Communications, Inc.

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION OF EXHIBITS
-----------       -----------------------

   99.1           Press Release dated June 27, 2002 of MCK Communications, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MCK COMMUNICATIONS, INC.


Date:  July 3, 2002                           By:  /s/  Gerry McGovern
     ------------------------                    -------------------------------
                                                 Name:  Gerry McGovern
                                                 Title: Chief Financial Officer